Exhibit 99.10

11/98                                                                     Page 1



                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,606,297,821.32
Beginning of the Month Finance Charge Receivables:            $   108,344,082.86
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,714,641,904.18


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $   145,216,887.88
Additional Finance Charge Receivables:                        $     5,439,088.76
Additional Total Receivables:                                 $   150,655,976.64


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,736,622,992.93
End of the Month Finance Charge Receivables:                  $   120,178,951.69
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 2,856,801,944.62


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust II Series)        $ 2,330,000,000.00
End of the Month Transferor Amount                            $   406,622,992.93
End of the Month Transferor Percentage                                    14.86%

DELINQUENCIES AND LOSSES


End of the Month Delinquencies:
                                                                  RECEIVABLES

      30-59 Days Delinquent                                   $    58,985,335.87
      60-89 Days Delinquent                                   $    43,142,144.07
      90+ Days Delinquent                                     $    81,005,241.02

11/98                                                                     Page 2

      Total 30+ Days Delinquent                               $   183,132,720.96
      Delinquent Percentage                                                6.41%

Defaulted Accounts During the Month                           $    14,078,205.21
Annualized Default Percentage                                              6.48%

Principal Collections                                             311,269,954.87
Principal Payment Rate                                                    11.94%

Total Payment Rate                                                        12.97%


INVESTED AMOUNTS

      Class A Initial Invested Amount                         $   370,500,000.00
      Class B Initial Invested Amount                         $    57,000,000.00
      Class C Initial Invested Amount                         $    47,500,000.00

INITIAL INVESTED AMOUNT                                       $   475,000,000.00

      Class A Invested Amount                                 $   468,000,000.00
      Class B Invested Amount                                 $    72,000,000.00
      Class C Invested Amount                                 $    60,000,000.00

INVESTED AMOUNT                                               $   600,000,000.00

      Class A Adjusted Invested Amount                        $   468,000,000.00
      Class B Adjusted Invested Amount                        $    72,000,000.00
      Class C Adjusted Invested Amount                        $    60,000,000.00

ADJUSTED INVESTED AMOUNT                                      $   600,000,000.00

PREFUNDED AMOUNT                                              $             0.00

FLOATING ALLOCATION PERCENTAGE                                            22.66%
PRINCIPAL ALLOCATION PERCENTAGE                                           22.66%

      Class A Principal Allocation Percentage                             78.00%
      Class B Principal Allocation Percentage                             12.00%
      Class C Principal Allocation Percentage                             10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         70,717,442.52

11/98                                                                     Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                          9,257,784.74

MONTHLY SERVICING FEE                                         $     1,000,000.00

INVESTOR DEFAULT AMOUNT                                       $     3,190,121.30


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

      Class A Finance Charge Collections                      $     7,806,072.11
      Other Amounts                                           $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     7,806,072.11


      Class A Monthly Interest                                $     2,046,284.37
      Class A Servicing Fee                                   $       780,000.00
      Class A Investor Default Amount                         $     2,488,294.61

TOTAL CLASS A EXCESS SPREAD                                   $     2,491,493.13


CLASS A REQUIRED AMOUNT                                       $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

      Class B Finance Charge Collections                      $     1,200,934.17
      Other Amounts                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $     1,200,934.17

      Class B Monthly Interest                                $       329,312.98
      Class B Servicing Fee                                   $       120,000.00

TOTAL CLASS B EXCESS SPREAD                                   $       751,621.19
CLASS B INVESTOR DEFAULT AMOUNT                                       382,814.56
CLASS B REQUIRED AMOUNT                                               382,814.56

11/98                                                                     Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                         100,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     4,143,892.78


      Excess Spread Applied to Class A Required Amount        $             0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                             $             0.00

      Excess Spread Applied to Class B
      Required Amount                                         $       382,814.56

      Excess Spread Applied to Reductions of                  $             0.00
      Class B Invested Amount

      Excess Spread Applied to Class C Required Amount        $       622,439.61

      Excess Spread Applied to Reductions of
      Class C Invested Amount                                 $             0.00

      Excess Spread Applied to Monthly Cash                   $       125,000.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $             0.00
      Account

      Excess Spread Applied to Spread Account                 $             0.00

      Excess Spread Applied to Reserve Account                $             0.00

      Excess Spread Applied to other amounts owed to          $             0.00
      Cash Collateral Depositor

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                       $     3,013,638.61

11/98                                                                     Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    11,853,670.84


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1998-A

      Excess Finance Charge Collections Applied to
      Class A Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                            $             0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                   $             0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount                   $             0.00

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                             $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor            $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed to Spread Account Residual Interest
      Holders                                                 $             0.00

11/98                                                                     Page 6

YIELD AND BASE RATE --

      Base Rate (Current Month)                                            7.54%
      Base Rate (Prior Month)                                              7.67%
      Base Rate (Two Months Ago)                                           7.85%

THREE MONTH AVERAGE BASE RATE                                              7.69%

      Portfolio Yield (Current Month)                                     13.64%
      Portfolio Yield (Prior Month)                                       16.91%
      Portfolio Yield (Two Months Ago)                                     8.76%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.10%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $    70,717,442.52

REALLOCATED PRINCIPAL COLLECTIONS

                       Allocable to Class C Interests         $             0.00

                       Allocable to Class B Certificates      $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00


CLASS B SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    70,717,442.52
SHARING

11/98                                                                     Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

CLASS C INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $             0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                         $    18,000,000.00

      Available Cash Collateral Amount                        $    18,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00



                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                Vice President